                                                                      Exhibit 25

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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[X]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                              94-1347393
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                   57104
(Address of principal executive offices)                    (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

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                                VECTOR GROUP LTD.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                    65-0949535
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

100 SE SECOND STREET

MIAMI, FL                                                   33131
(Address of principal executive offices)                    (Zip code)

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             5% VARIABLE INTEREST SENIOR CONVERTIBLE NOTES DUE 2011
                       (Title of the indenture securities)
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Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           Federal Reserve Bank of San Francisco
                           San Francisco, California 94120

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.  Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this
                           Statement of Eligibility.

         Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

         Exhibit 3.        See Exhibit 2

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 6th day of December 2004.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        /s/ Timothy P. Mowdy
                                        ----------------------------------
                                        Timothy P. Mowdy
                                        Assistant Vice President

                              EXHIBIT 6 to Form T-1

December 6, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefore.

                                      Very truly yours,

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION

                                      /s/ Timothy P. Mowdy
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                                      Timothy P. Mowdy
                                      Assistant Vice President

                              EXHIBIT 7 to Form T-1

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
    at the close of business September 30, 2004, filed in accordance with 12
                     U.S.C. Section 161 for National Banks.

                                                                              Dollar Amounts
                                                                                In Millions
                                                                              --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                   $       13,183
         Interest-bearing balances                                                     2,782
Securities:
         Held-to-maturity securities                                                       0
         Available-for-sale securities                                                30,191
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                        5,017
         Securities purchased under agreements to resell                                 961
Loans and lease financing receivables:
         Loans and leases held for sale                                               33,062
         Loans and leases, net of unearned income                                    240,775
         LESS: Allowance for loan and lease losses                                     2,467
         Loans and leases, net of unearned income and allowance                      238,308
Trading Assets                                                                         5,989
Premises and fixed assets (including capitalized leases)                               3,273
Other real estate owned                                                                  122
Investments in unconsolidated subsidiaries and associated companies                      299
Customers' liability to this bank on acceptances outstanding                             112
Intangible assets
         Goodwill                                                                      8,558
         Other intangible assets                                                       8,485
Other assets                                                                          12,631
                                                                              --------------
Total assets                                                                  $      362,973
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LIABILITIES
Deposits:
         In domestic offices                                                  $      261,252
                  Noninterest-bearing                                                 79,485
                  Interest-bearing                                                   181,767
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                18,543
                  Noninterest-bearing                                                      3
                  Interest-bearing                                                    18,540
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                  11,909
         Securities sold under agreements to repurchase                                3,155

                                                                              Dollar Amounts
                                                                                In Millions
                                                                              --------------
Trading liabilities                                                                    4,285
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized
           leases)                                                                    15,091
Bank's liability on acceptances executed and outstanding                                 112
Subordinated notes and debentures                                                      4,531
Other liabilities                                                                     10,005
                                                                              --------------
Total liabilities                                                             $      328,883
Minority interest in consolidated subsidiaries                                            53
EQUITY CAPITAL
Perpetual preferred stock and related surplus                                              0
Common stock                                                                             520
Surplus (exclude all surplus related to preferred stock)                              24,512
Retained earnings                                                                      8,305
Accumulated other comprehensive income                                                   700
Other equity capital components                                                            0
                                                                              --------------
Total equity capital                                                                  34,037
                                                                              --------------
Total liabilities, minority interest, and equity capital                      $      362,973
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I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                            James E. Hanson
                                                             Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Dave Hoyt
Howard Atkins                                  Directors
Pat Callahan